U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2005

COMMISSION FILE NUMBER: 333-87968

KNIGHT FULLER, INC.

_________________________________________

(Exact name of registrant as specified in its charter)

                  Delaware

   45-0476087

___________________________

______________

 (State or jurisdiction of incorporation

 (I.R.S. Employer I.D. No.)

 or organization

4020 Moorpark Avenue, Suite 108

San Jose, CA

95117

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(Address of principal executive offices)

        (Zip Code)

Registrant's telephone number: 408-247-9955

________________________________________________

(Former name or former address, if changed since last report)

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 9, 2005, the Registrant engaged a new independent accountant, Cordovano and Honeck, LLP, 201 Steele Street, Denver, Colorado, to replace its former independent accountant, Stark Winter Schenkein, who resigned without issuing a report on the Registrant’s financial statements.

The decision to change accountants was approved by the registrant’s board of directors.  The report on the Registrant’s financial statements for the year ended December 31, 2003 was issued by Cordovano and Honeck, and did not contain an adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope, or accounting principles, except that the report on the financial statements for the year ended December 31, 2003 contained a going concern qualification.

During the two most recent fiscal years, and the interim period preceding the resignation of Stark Winter Schenkein, there were no disagreements with the Registrant’s independent accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the independent accountants, would have caused them to make reference to the subject matter of the disagreements in connection with the reports, except that there was a disagreement with Stark Winter Schenkein with regard to an October 1, 2003 loan in the original principal amount of $1 million that the Registrant made to Sutter Holding Company, a reporting company affiliated with the Registrant by virtue of the fact that the former officers of the Registrant were also officers of Sutter, and Sutter held approximately 39% of the Registrant's outstanding common stock as of December 31, 2003.  The terms of the loan and related party issues were disclosed in the Registrant's report on Form 10KSB for the year ended December 31, 2003, audited by Imowitz and Koenig, Further increases in the principal amount of the loan to $1,666,666 through December 31, 2003, and an impairment charge of $833,000 on the loan at December 31, 2003, were also disclosed in the Registrant's report on Form 10KSB for the year ended December 31, 2003.

Stark Winter Schenkein contends that the loan appears to have violated Section 402 of the Sarbanes Oxley Act, which makes it unlawful for any issuer, directly or indirectly, including through any subsidiary, to extend or maintain credit, to arrange for the extension of credit, or to renew an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of that issuer.

The Registrant contends that its management and control changed on July 30, 2004, and that the Registrant received a full review by the NASD prior to being approved for trading on the over-the-counter bulletin board in December 2004, during which no violation was cited.  The Registrant is conducting a full investigation of the matter, and will take appropriate action to rescind the loan and its settlement if it is determined that a violation of Section 402 has, in fact, occurred.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2005

Knight Fuller, Inc.

/s/ Ronald Pienaar

_ _____________________________

By: Ronald Pienaar, Chief Executive Officer